Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,907,102)
Unrealized Gain (Loss) on Market Value of Futures	8,624,684
Unrealized Gain (Loss) on Foreign Currency Translations	33
Interest Income	34,500
ETF Transaction Fees	700
Total Income (Loss)	$4,752,815

Expenses
Management Fees	$378,282
Brokerage Commissions	28,524
Legal Fees	27,183
Tax Reporting Fees	12,420
Non-interested Directors' Fees and Expenses	3,851
Prepaid Insurance Expense	2,131
Total Expenses	$452,391
Net Income (Loss)	$4,300,424

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/12	$491,713,839
Withdrawals (100,000 Units)	(5,909,093)
Net Income (Loss)	4,300,424

Net Asset Value End of Month	$490,105,170
Net Asset Value Per Unit (8,200,000 Units)	$59.77

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2012 is accurate and complete.

/s/ Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$64,613
Unrealized Gain (Loss) on Market Value of Futures	18,338
Interest Income	165
Total Income (Loss)	$83,116

Expenses
Management Fees	$1,301
Brokerage Commissions	79
Non-interested Directors' Fees and Expenses	19
Prepaid Insurance Expense	15
Other Expenses	10,680
Total Expenses	12,094
Expense Waiver	(10,380)
Net Expenses	$1,714
Net Income (Loss)	$81,402

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/12	$2,460,519
Net Income (Loss)	81,402

Net Asset Value End of Month	$2,541,921
Net Asset Value Per Unit (100,000 Units)	$25.42

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2012 is accurate and complete.

/s/ Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(6,418)
Realized Trading Gain (Loss) on Foreign Currency Transactions	12
Unrealized Gain (Loss) on Market Value of Futures	(28,383)
Unrealized Gain (Loss) on Foreign Currency Translations	47
Interest Income	186
Total Income (Loss)	$(34,556)

Expenses
Management Fees	$1,731
Brokerage Commissions	163
Non-interested Directors' Fees and Expenses	21
Other Expenses	10,260
Total Expenses	12,175
Expense Waiver	(9,935)
Net Expenses	$2,240
Net Income (Loss)	$(36,796)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/12	$2,684,195
Net Income (Loss)	(36,796)

Net Asset Value End of Month	$2,647,399
Net Asset Value Per Unit (100,000 Units)	$26.47

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2012 is accurate and complete.

/s/ Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended November 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,200)
Unrealized Gain (Loss) on Market Value of Futures	149,561
Interest Income	188
Total Income (Loss)	$133,549

Expenses
Management Fees	$1,480
Brokerage Commissions	65
Non-interested Directors' Fees and Expenses	21
Other Expenses	10,260
Total Expenses	11,826
Expense Waiver	(9,943)
Net Expenses	$1,883
Net Income (Loss)	$131,666

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/12	$2,551,485
Net Income (Loss)	131,666

Net Asset Value End of Month	$2,683,151
Net Asset Value Per Unit (100,000 Units)	$26.83

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2012 is accurate and complete.

/s/ Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,865,107)
Realized Trading Gain (Loss) on Foreign Currency Transactions	12
Unrealized Gain (Loss) on Market Value of Futures	8,764,200
Unrealized Gain (Loss) on Foreign Currency Translations	80
Interest Income	35,039
ETF Transaction Fees	700
Total Income (Loss)	$4,934,924

Expenses
Management Fees	$382,794
Brokerage Commissions	28,831
Legal Fees	27,183
Tax Reporting Fees	12,420
Non-interested Directors' Fees and Expenses	3,912
Prepaid Insurance Expense	2,146
Other Expenses	31,200
Total Expenses	488,486
Expense Waiver	(30,258)
Net Expenses	$458,228
Net Income (Loss)	$4,476,696

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/12	$499,410,038
Withdrawals (100,000 Units)	(5,909,093)
Net Income (Loss)	4,476,696

Net Asset Value End of Month	$497,977,641

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2012 is accurate and complete.

/s/ Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612